UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2019

Textmunication Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-21202	58-1588291
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26565 Agoura Road, Suite 200, Calabasas, CA	91302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 571-888-0009

1940 Contra Costa Blvd. Pleasant Hill, CA 94523

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K includes forward-looking statements relating to matters that are not historical facts. Forward-looking statements provide the Company’s current expectations and forecasts about future events. Forward-looking statements may be identified by the use of words such as “expect,” “believe,” “will,” “would,” “should” or comparable terminology or the negative of these words, or by discussions of strategy. While the Company believes its assumptions and expectations underlying forward-looking statements are reasonable, there can be no assurance that actual results will not be materially different. Risks and uncertainties that could cause actual results to differ include, without limitation, failure to consummate or delays in consummating the transactions described herein, transaction costs associated with the transactions described herein, unexpected losses of economies of scope or scale as a result of the transactions described herein, a decrease or adjustment in the purchase price or other amendment to the definitive agreements for the transactions described herein, failure to obtain necessary governmental approvals for the transactions described herein, and other risks and uncertainties included in reports the Company files with or furnishes to the Securities and Exchange Commission. The Company cautions you that no forward-looking statement is a guarantee of future performance, and you should not place undue reliance on these forward-looking statements which reflect the Company’s view only as of the date of this report. The Company undertakes no obligation to update any forward-looking information.

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Membership Interest Purchase Agreements

On October 25, 2019, Textmunication Holdings, Inc. (the “Company”), entered into a Membership Interest Purchase Agreement (the “Resonate Purchase Agreement”) with Resonate Blends, LLC, a California limited liability company (“Resonate”), and the members of Resonate. As a result of the transaction, Resonate became a wholly owned subsidiary of the Company. In accordance with the terms of the Purchase Agreement, at the closing an aggregate of 5% of the Company’s outstanding shares of common stock for a total of 665,072 shares were issued to the holders of Resonate in exchange for their membership interests of Resonate. These shares have anti-dilution protection. We have also agreed as part of the purchase price to issue: (ii) such number of shares of Series E Preferred Stock that will convert into 5% of the outstanding shares of common stock in the Company on a fully-diluted basis upon an annualized revenue run rate of Ten Million Dollars ($10,000,000.00) for any three (3) consecutive month trailing period; and (iii) such number of shares of Series E Preferred Stock that will convert into 5% of the outstanding shares of common stock in the Company on a fully-diluted basis upon the occurrence of the Company’s public market value reaching One Hundred Million US Dollars ($100,000,000). The shares in (ii) and (iii) shall have anti-dilution protections, except that this provision only applies for 2.5% of the outstanding shares acquired under each subsection.

The Resonate Purchase Agreement includes a funding obligation, which requires the Company to provide an aggregate amount of capital as follows: (i) Five Hundred Thousand Dollars ($500,000) on the Closing Date of, (ii) Five Hundred Thousand ($500,000) four (4) months after Closing, and (iii) Five Hundred Thousand Dollars ($500,000) eight (8) months after Closing.

At the time of closing, the Company invested $200,000 and short of what was required at Closing. The Resonate Purchase Agreement states that the Company will raise an additional $700,000 at terms no less favorable than the funds raised for the $200,000, referred to above, and provide Resonate the additional $300,000 no later than December 1st, 2019, which will be used to pay off the holders of Series D Preferred Stock prior to its conversion option on December 11th, 2019. If the Company fails to do either of those, it shall be deemed an Event of Default. Based on the private placement currently in place, both sides are confident that the necessary funds will be raised. However, closing on October 25, 2019 was necessary to address the strategic partnerships in place to move the Company forward.

Also, on October 25, 2019, the Company entered into a Membership Interest Purchase Agreement (the “Entourage Labs Purchase Agreement”) with Entourage Labs, LLC, a California limited liability company (“Entourage Labs”), and the members of Entourage Labs. As a result of the transaction, Entourage Labs became a wholly owned subsidiary of the Company. In accordance with the terms of the Purchase Agreement, at the closing an aggregate of 5% of the Company’s outstanding shares of common stock for a total of 665,072 shares were issued to the holders of Entourage Labs in exchange for their membership interests of Entourage Labs. These shares have anti-dilution protection. We have also agreed as part of the purchase price to issue: (ii) such number of shares of Series E Preferred Stock that will convert into 5% of the outstanding shares of common stock in the Company on a fully-diluted basis upon an annualized revenue run rate of Ten Million Dollars ($10,000,000.00) for any three (3) consecutive month trailing period; and (iii) such number of shares shares of Series E Preferred Stock that will convert into 5% of the outstanding shares of common stock in the Company on a fully-diluted basis upon the occurrence of the Company’s public market value reaching One Hundred Million US Dollars ($100,000,000). The shares in (ii) and (iii) shall have anti-dilution protections, except that this provision only applies for 2.5% of the outstanding shares acquired under each subsection.

The Resonate Purchase Agreement and the Entourage Labs Purchase Agreements are herein referred to herein as the Purchase Agreements.

We plan to file a certificate designation for the Series E Preferred Stock with the State of Nevada and issue the shares under the Purchase Agreements in the coming days.

In addition, the Company entered into an Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations (the “Conveyance Agreement”) with Mark S. Johnson and the Company’s 49% owned subsidiary, Aspire Consulting Group, LLC, a Virginia limited liability company. Pursuant to the Conveyance Agreement, the Company transferred all assets and business operations associated with its IT consulting solutions, including all of the capital stock of Aspire Consulting, to Mr. Johnson. In exchange, Mr. Johnson agreed to cancel 20,000 shares of common stock in the Company and to assume and cancel all liabilities relating to the Company’s former business.

Finally, the Company entered into Employment Agreements with the following persons: (i) Geoff Selzer as Chief Executive Officer (CEO) of the Company with an annual salary of $180,000; and (ii) Pam Kerwin as Chief Operating Officer (COO) of the Company with an annual salary of $120,000. Both are eligible for salary increases upon milestone achievements and other benefits. The Employment Agreement for the CEO has a term of 2 years and can’t be terminated without cause. Severance of six (6) weeks is available for termination of the COO without cause before one-year of service and eight (8) weeks after one-year of service.

The foregoing description of the Purchase Agreements, Conveyance Agreement and Employment Agreements does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreements and Conveyance Agreement, which are filed as Exhibits 2.1, 2.2, 2.3, 10.1 and 10.2 hereto and incorporated herein by reference.

Resonate and Entourage Labs

As a result of the Purchase Agreements and Conveyance Agreement, the Company intends to carry on the business of Resonate and Entourage Labs as its primary line of business. The Company has relocated its principal executive offices to 26565 Agoura Road, Suite 200, Calabasas, CA 91302.

Resonate and its Intellectual Property (IP) subsidiary, Entourage Labs, is a California-based cannabis wellness lifestyle product company built on a proprietary system of experiential targets. Resonate is building a brand-focused and vertically integrated cannabis organization offering trusted brands of consistent quality. At the heart of the Resonate philosophy is the “Resonate System.” The System is designed to demystify cannabis and help consumers select effective products by connecting their lifestyle and health needs with the experience and delivery method that best fits their criteria.

Resonate plans to launch its first product in a series of infused products in early 2020. The initial launch is expected to be in California with a statewide distribution system already assembled. Resonate will be executing a multi-state strategy with the goal of becoming a leading national brand once the California market is optimized. The Company plans to strategically acquire assets and existing businesses in the cannabis space allowing for a vertically integrated organization centered around the “wellness lifestyle,” and offer to consumers a family of trusted products that address the fast-growing cannabis market.

The holding company is assembling the highest quality cultivation, innovation, technology, product development, retail and supply chain resources to manage and optimize financial performance and assure quality control. Resonate is offering a luxury cannabis-based wellness lifestyle product family based on consistent quality, unique formulations and maximizing the user experience.

Risk Factors Associated with the New Business

Marijuana remains illegal under United States federal law

Marijuana is a Schedule-I controlled substance under the Controlled Substances Act and is illegal under federal law. It remains illegal under United States federal law to grow, cultivate, sell or possess marijuana for any purpose or to assist or conspire with those who do so. Additionally, 21 U.S.C. 856 makes it illegal to “knowingly open, lease, rent, use, or maintain any place, whether permanently or temporarily, for the purpose of manufacturing, distributing, or using any controlled substance.” Even in those states in which the use of marijuana has been authorized, its use remains a violation of federal law. Since federal law criminalizing the use of marijuana is not preempted by state laws that legalize its use, strict enforcement of federal law regarding marijuana would likely result in the Company’s clients’ inability to proceed with their operations, which would adversely affect demands for the Company’s products.

Further legislative development beneficial to the operations of the Company is not guaranteed

The success of the Company’s business depends on the continued development of the cannabis industry and the activity of commercial business and government regulatory agencies within the industry. The continued development of the cannabis industry is dependent upon continued legislative and regulatory authorization of cannabis at the state level and a continued laissez-faire approach by federal enforcement agencies. Any number of factors could slow or halt progress in this area. Further regulatory progress beneficial to the industry cannot be assured. While there may be ample public support for legislative action, numerous factors impact the legislative and regulatory process, including election results, scientific findings or general public events. Any one of these factors could slow or halt progressive legislation relating to cannabis and the current tolerance for the use of cannabis by consumers, which could adversely affect demand for the Company’s product and its operations.

The cannabis industry could face strong opposition from other industries

The Company believes that established businesses in other industries may have a strong economic interest in opposing the development of the cannabis industry. Cannabis may be seen by companies in other industries as an attractive alternative to their products, including recreational marijuana as an alternative to alcohol, and medical marijuana as an alternative to various commercial pharmaceuticals. Many industries that could view the emerging cannabis industry as an economic threat are well established, with vast economic and federal and state lobbying resources. It is possible that companies within these industries could use their resources to attempt to slow or reverse legislation legalizing cannabis. Any inroads these companies make in halting or impeding legislative initiatives that would be beneficial to the cannabis industry could have a detrimental impact on the Company’s clients and, in turn on the Company’s operations.

Changing legislation and evolving interpretations of law

Laws and regulations affecting the medical and adult-use marijuana industry are constantly changing, which could detrimentally affect the Company’s clients and, in turn, the Company’s operations. Local, state and federal marijuana laws and regulations are broad in scope and subject to evolving interpretations, which could require the Company’s clients and thus the Company itself to incur substantial costs associated with modification of operations to ensure such clients’ compliance. In addition, violations of these laws, or allegations of such violations, could disrupt the Company’s clients’ business and result in a material adverse effect on the Company’s operations. In addition, it is possible that regulations may be enacted in the future that will limit the amount of cannabis growth or related products that the Company’s commercial clients are authorized to produce. The Company cannot predict the nature of any future laws, regulations, interpretations or applications, nor can it determine what effect additional governmental regulations or administrative policies and procedures, when and if promulgated, could have on its operations.

Banking regulations could limit access to banking services

Since the use of marijuana is illegal under federal law, there is a compelling argument that banks cannot lawfully except for deposit funds from businesses involved with marijuana. Consequently, businesses involved in the cannabis industry often have trouble finding a bank willing to accept their business. The inability to open bank accounts may make it difficult for the Company’s clients to operate and their reliance on cash can result in a heightened risk of theft, which could harm their businesses and, in turn, harm the Company’s business. Additionally, some courts have denied marijuana-related businesses bankruptcy protection, thus, making it very difficult for lenders to recoup their investments, which may limit the willingness of banks to lend to the Company’s clients and to the Company itself.

Insurance risks

In the United States, many marijuana-related businesses are subject to a lack of adequate insurance coverage. In addition, many insurance companies may deny claims for any loss relating to marijuana or marijuana-related operations based on their illegality under federal law, noting that a contract for an illegal transaction is unenforceable.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the completion of acquisition of assets is incorporated by reference into this Item 2.01.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the unregistered sales of equity securities is incorporated by reference into this Item 3.02.

On October 25, 2019, the Company issued a total of 1,330,145 shares of common stock in connection with the Purchase Agreements.

The issuance of the shares is exempt from registration in reliance upon Section 4(2) and/or Regulation D of the Securities Act of 1933, as amended.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 3.02 of this Current Report on Form 8-K that relates to the appointment of officers and directors, resignations of current officers and directors and compensatory arrangements is incorporated by reference into this Item 5.02.

On October 25, 2019, Wais Asefi resigned as Chief Executive Officer of the Company and from all other officer positions, but was appointed as Chairperson and will remain as a director of the Company. On the same day, David Thielen resigned as Chief Operating Officer, but was appointed as Chief Investment Officer and a Director of the Company. Geoff Selzer was appointed as Chief Executive Officer and Director. Pam Kerwin was appointed as Chief Operating Officer.

The employment history for Messrs. Asefi and Thielen are available in the Company’s prior filings.

Geoff Selzer – Chief Executive Officer and Board Director

Geoff has built his career through over two decades of hands-on corporate finance, management, creative and production experience. Former roles include CEO of Emergent Game Technologies, a video game software company, and the Creative Head of Disney Interactive’s edutainment studio. Geoff is the founder of Resonate Blends and has a passion for building organizations and delivering results.

Pam Kerwin – Chief Operating Officer

Pam has extensive senior management experience with both start-up and Fortune 500 companies. She has successfully managed companies, media projects and application development in a variety of industries. As the Vice President and General Manager of Pixar Animation Studios, Pam played a critical role in the company’s successful IPO and transition from a tech company to a blockbuster studio.

There are no family relationships between the above appointments and any of the Company’s directors or executive officers.

Aside from the Purchase Agreements and the Employment Agreements, the above appointments have not had any material direct or indirect interest in any of the Company’s transactions or proposed transactions over the last two years.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Membership Interest Purchase Agreement - Resonate
2.2	Membership Interest Purchase Agreement – Entourage Labs
2.3	Conveyance Agreement
10.1	Employment Agreement with Geoff Selzer
10.2	Employment Agreement with Pam Kerwin

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Textmunication Holdings.

/s/ Wais Asefi
Wais Asefi
Chief Executive Officer
Date: October 31, 2019